SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of October 1, 2020 (this "**Agreement**"), by UNIFOIL CORPORATION, a New Jersey corporation ("**Debtor**") in favor of LINCOLN PARTNERS FUND, LLC, a Delaware limited liability company ("**Secured Party**").

Reference is made to that certain (i) Amended and Restated ABL Balloon Promissory Note, dated as of the date hereof, in the principal amount of $12,579,009.00 (as amended, restated or otherwise modified from time to time, the "**Amended Note**"), made by Debtor in favor of Secured Party and acknowledged by Secured Party and Uniform Holdings, Inc. ("**UHI**"), as guarantor; and (ii) Subordination Agreement dated as of October 1st, among Debtor, Secured Party, UHI, and People's Capital and Leasing Corp. (as amended, restated or otherwise modified from time to time, the "**Subordination Agreement**"). Unless otherwise defined herein, terms used herein that are defined in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New Jersey (the "**UCC**") are used in this Agreement as such terms are therein defined.

1. For valuable consideration, and to secure the payment and performance of the obligations hereinafter described, Debtor hereby grants to Secured Party, a security interest in all of its right, title and interest in and to the following, together with all present and future accessories, additions, attachments, proceeds, products, replacements and substitutions of or to all of the foregoing, now owned or at any time hereafter acquired and wherever located: (a) all fixtures and personal property of every kind and nature including all accounts (including health-care-insurance receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights, securities and all other investment property, commercial tort claims, general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and (b) all books and records and all supporting obligations relating to the foregoing.

2. This Agreement and the security interest created hereby are given for the purpose of securing: (a) payment of the indebtedness evidenced by the Amended Note; (b) performance of each agreement of Debtor herein contained and each "Obligation" of the Debtor and of UHI as defined in the Amended Note; and (c) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including, but not limited to, amendments, modifications, renewals or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any obligations secured hereby.

3. Debtor represents, warrants and agrees that: (a) Debtor has full title to the Collateral, free from any liens, leases, encumbrances, defenses or other claims; subject to any liens disclosed in the UCC-1 search from the office of the Department of the Treasury of the State of New Jersey dated September 10, 2020 (the "**UCC Search**") and any liens referenced in the Subordination Agreement, and except for purchase money liens incurred in connection with the purchase of newly acquired machinery, equipment, or motor vehicles, the security interest in the Collateral constitutes a first security interest; (b) Debtor will execute all documents (including financing statements) and take such other action as Secured Party reasonably deems necessary to create and perfect a security interest in the Collateral; (c) Debtor will, at its sole cost and expense, defend any claims that may be made against the Collateral; (d) Debtor will not, without Secured Party's prior written consent, part with possession of, transfer, sell, lease, encumber, conceal or otherwise dispose of the Collateral or any interest therein, except in the ordinary course of business; (e) the Collateral will be maintained in good condition and repair, ordinary wear and tear excepted, and will not be used in violation of any applicable laws, rules or regulations; (f) Debtor will pay and discharge all taxes and liens on the Collateral that are not disputed in good faith; (g) Debtor will maintain insurance on the Collateral with such insurers and at such coverage levels as are reasonably

satisfactory to Secured Party; and (h) Debtor will permit Secured Party to inspect the Collateral and Debtor's books and records (including computer files) pertaining thereto during business hours upon reasonable prior written notice.

4. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by Debtor hereunder, without the signature of Debtor where permitted by law.

5. In the event that Debtor shall fail to perform any obligation hereunder after ten (10) business days' written notice thereof from Secured Party, Secured Party may, but shall not be obligated to, perform the same, and the cost thereof shall be payable by Debtor to Secured Party.

6. There shall be a "default" or an "event of default" hereunder upon the occurrence of any of the following events: (a) default in performance of any obligations of Debtor hereunder that are not cured by Debtor within thirty (30) days' written notice thereof from Secured Party; or (b) occurrence of any Event of Default (as defined in the Amended Note).

7. Upon the occurrence of any event of default hereunder, all obligations secured hereby shall, at Secured Party's option, immediately become due and payable upon notice or demand, and Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Secured Party may have under law, all rights and remedies of a secured party under the UCC and in addition the following rights and remedies, in each case subject to the terms of the Subordination Agreement: (a) to settle, compromise or release on terms reasonably acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral; (b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral; (c) to extend the time of payment, make allowances and adjustments and issue credits in Secured Party's name or in the name of Debtor; (d) to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process; (e) to enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same; (f) to remove from any premises where the same may be located the Collateral and any and all documents instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at Debtor's cost and expense, use the supplies and space of Debtor at any or all of its places of business as may be necessary or appropriate to properly administer and control the Collateral or the handling of collections and realizations thereon; (g) to receive, open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; (h) to sell, assign, lease, or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party, all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable; provided that any sale, assignment, lease, or other disposal of the Collateral must be done in a commercially reasonable manner to the extent required by applicable law. Subject to the terms of the Subordination Agreement, the net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all obligations and indebtedness or against principal or interest to be in Secured Party's absolute discretion. Debtor will, at Secured Party's request, assemble all Collateral and make it available to Secured Party at such place or places as Secured Party may designate which are

reasonably convenient to both parties, whether at the premises of Debtor or elsewhere, and will make available to Secured Party all premises and facilities of Debtor for the purpose of Secured Party's taking possession of the Collateral or removing or putting the Collateral in saleable form. Debtor agrees to pay all reasonable costs and expenses incurred by Secured Party in the enforcement of this Agreement, including without limitation reasonable attorneys' fees, whether or not suit is filed hereon.

8. This Agreement and the documents referred to herein and in the Amended Note expresses the entire understanding of the parties hereto and supersede any documents or agreements previously executed by Debtor and/or Secured Party with respect to the subject matter hereof, and may not be altered or amended except with the written consent of each of the parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, assigns and successors of the parties hereto. All of Secured Party's rights and remedies hereunder are cumulative and not exclusive, and are in addition to all rights and remedies provided by law or under any other agreement between Debtor and Secured Party, or otherwise. Where the context permits, the plural term shall include the singular, and vice versa.

9. This Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement and the transactions contemplated hereby, shall be governed by the laws of the State of New Jersey, without regard to any conflict of laws provisions thereof. The parties hereby irrevocably and unconditionally (i) agree that any legal action, suit, or proceeding arising out of or relating to this Agreement may be brought in the courts of the State of New Jersey or of the United States of America for the District of New Jersey, and (ii) submit to the jurisdiction of any such court in any such action, suit, or proceeding. Each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in this Section 9 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

10. THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, SUIT, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF.

UNIFOIL CORPORATION

By:____________________
Name: Joseph Funicelli
Title: President

ACCEPTED AND AGREED:

LINCOLN PARTNERS FUND, LLC

By:____________________
Name: Raghunathan Sarma (a/k/a Pat Sarma)
Title: Controlling Member